                                                                    EXHIBIT 99.3




                   ---------------------------------------
                   IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                   ---------------------------------------

PRICING INFORMATION





                                          SPREAD       AVERAGE       RATINGS
CLASS                    SIZE (000'S)    TO LIBOR    LIFE TO CALL  MOODY'S/S&P
--------------------------------------------------------------------------------
A Notes                 $575,000           [%]         2.97          Aaa/AAA

Pricing Speed:                     25% CPR

Payment Date:                      The 20th day of each month (or the next Business Day thereafter)
                                   commencing on September 22, 1997.

Interest Accrual Period:           Interest will accrue from the last Payment Date (or from the Closing
                                   Date in the case of the first Payment Date) to the day before the related  Payment Date based on an Actual/360 day year.

Payment Delay:                     0 Days

Settlement (Closing) Date:         On or about August 21, 1997

Cut-off Date:                      August 1, 1997 (close of business)

Stated Final Payment Date:         The Stated Final Payment Date for the Notes is 10/20/27 although it is anticipated that the Actual Final Payment Date for the Notes will occur significantly earlier than the Stated Final Payment Date.


                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------


DESCRIPTION OF SECURITIES

TITLE OF SECURITIES:        IMC Home Equity Loan Owner Trust 1997-4

NOTES:                      $575 million (single class)

CERTIFICATES:               Residual Interest (not offered hereby)

LEAD UNDERWRITERS:          PaineWebber Incorporated

CO-UNDERWRITERS:            Bear, Stearns and Co. Inc.
                            Nomura Securities International, Inc.

SELLER AND SERVICER:        IMC Mortgage Company, L.P.
                            Headquartered in Tampa, FL

DEPOSITOR:                  IMC Securities, Inc.

OWNER TRUSTEE:              Wilmington Trust Company

INDENTURE TRUSTEE:          The Chase Manhattan Bank

CUSTODIAN:                  BancBoston, N.A.

HOME EQUITY LOANS:          The Home Equity Loans consist of adjustable rate conventional home equity loans.  The Home Equity Loans are secured by first and second lien mortgages or deeds of trust primarily on one to four family residential properties.  A substantial portion of the loans included in the pool do not conform to FNMA or FHLMC underwriting standards or to those standards typically applied by banks or other lending institutions, particularly with regard to a borrower's credit history.
                            Approximately 64% of the Home Equity Loans bear prepayment penalties.

OFFERING:                   Public shelf offering - a prospectus and prospectus supplement will be distributed after pricing.

FORM OF OFFERING:           Book-Entry form, same-day funds through DTC, Euroclear, and CEDEL.


                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)



DENOMINATIONS:         The Notes are issuable in minimum denominations of an
                       original amount of $25,000 and multiples of $1,000
                       thereafter.

NOTE RATE:             On each Payment Date, the "Note Rate" will be equal to
                       the lesser of (x) with respect to any Payment Date which
                       occurs on or prior to the Redemption Date, One-Month
                       LIBOR plus __% per annum and for any Payment Date
                       thereafter, One-Month LIBOR plus __% per annum, and (y)
                       the Available Funds Cap.

AVAILABLE FUNDS CAP:   The "Available Funds Cap" is the weighted average of the
                       Coupon Rates on the Home Equity Loans, less 62.375 bps
                       per annum.

AVAILABLE FUNDS CAP
CARRY FORWARD AMOUNT:  If, on any Payment Date, the Available Funds Cap limits the Note Rate (i.e., the rate set by the Available Funds
                       Cap is less than the Formula Note Rate which is defined in clause (x) of the definition of Note Rate above), the amount of any such shortfall will be carried forward and be due and payable on future Payment Dates and shall accrue interest at the applicable Formula Note Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds Cap Carry Forward
                       Amount").

                       The Insurance Policy for the Notes does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from (i) any excess interest resulting from the Available Funds Cap being in excess of the Formula Note Rate on Future Payment Dates, and (ii) any Net Monthly Excess Cashflow which would otherwise be paid to the Servicer or the Indenture
                       Trustee on account of certain reimburseable amounts, or to the Owners of the Residual Interests.


                       Although Owners of the Notes will be entitled to receive any Available Funds Cap Carry Forward Amount from and to the extent of funds available therefor as described herein, there is no assurance that such funds will be available. The failure to pay any Available Funds Cap
                       Carry Forward Amount due to a lack of funds therefor will not constitute an Event of Default under the Indenture. In addition, the Insurance Policy does not cover, and the ratings of the notes do not address the likelihood of the payment of any Available Funds Cap
                       Carry Forward Amount.



                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)




CREDIT ENHANCEMENT:    Credit enhancement with respect to the Notes will be
                       provided by (a)  the overcollateralization mechanics
                       which utilize the excess interest created by the
                       internal cashflows of the pool, and  (b) the MBIA
                       Insurance Policy.

                       Overcollateralization: The required application of the cashflow from the pool results in a limited acceleration of the Notes relative to the amortization of the Home
                       Equity Loans in the early months of the transaction. The accelerated amortization is achieved by the application of certain excess interest to the payment in reduction of the Note Principal Balance. This acceleration feature creates overcollateralization (i.e., the excess of the aggregate outstanding Loan Balance of the Home Equity
                       Loans over the Note Principal Balance). Once the required level of overcollateralization is reached, and subject to the provisions below, the acceleration feature will cease unless necessary to maintain the required level of overcollateralization. The Sale and Servicing
                       Agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

                       MBIA Insurance Policy:  MBIA Insurance Corporation (the
                       "Note Insurer") will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Notes (i.e. after any losses reduce the overcollateralization to zero, MBIA will cover the excess, if any, of the Note principal balance over the aggregate collateral balance). The Insurance Policy does not guarantee the payment of Available Funds Cap
                       Carry- Forward Amounts. The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency
                       Advances except to the extent that an Overcollateralization
                       Deficit would otherwise result therefrom.  The Insurance
                       Policy is not cancelable for any reason.


                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)


PAYMENT AND DISTRIBUTION
PRIORITIES:               (1)  The Trustee fees and expenses and MBIA Fees;
                          (2)  To the Owners of the Notes, the Current Interest;
                          (3)  To the Owners of the Notes, the Principal Distribution Amount;
                          (4)  To the Owners of the Notes, in payment of the Principal
                               Distribution Amount to the extent of any Available Funds
                               Shortfall from Total Monthly Excess Cashflow;
                          (5)  To MBIA, amounts owed on account of any Reimbursement Account from Total Monthly Excess Cashflow;
                          (6)  To the Owners of the Notes, any Overcollateralization
                               Deficiency Amount from Net Monthly Excess Cashflow;
                          (7)  To the Owners of the Notes, any Available Funds Cap Carry
                               Forward Amounts from Net Monthly Excess Cashflow;
                          (8)  To the Servicer, any unreimbursed Servicing Advances from Net
                               Monthly Excess Cashflow.
                          (9)  To the Servicer, any unreimbursed Servicing Advances and to
                               MBIA, any Reimbursement Amounts;
                          (10) To the Trustee, any unreimbursed expenses, and;
                          (11) To the holders of the Residual Interest, the remaining distributable amounts.
OPTIONAL TERMINATION:       The Notes may be redeemed in full at the option of
                            the holders of at least 50% of the Residual Interest
                            after the Loan Principal Balance is less than 10% of
                            the original Loan Principal Balance.  In addition,
                            the Servicer and the Note Insurer will have rights,
                            under limited circumstances, to acquire all of the
                            Home Equity Loans from the Indenture Trustee and
                            thereby effect a redemption of the Notes.

SERVICING/OTHER FEES:       The collateral is subject to certain fees, including
                            a servicing fee of 0.50% per annum payable monthly,
                            Note Insurer fees, and trustee fees.

ADVANCING BY SERVICER:      The Servicer is required to advance from its own
                            funds any delinquent payment of interest (not
                            principal) unless such interest is deemed to be
                            non-recoverable (the "Delinquency Advances").

                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------


DESCRIPTION OF SECURITIES (CONTINUED)

FEDERAL TAX ASPECTS:     The trust will be an Owner Trust.  No election will be
                         made to treat the Trust Estate or any portion thereof
                         as a REMIC for federal income tax purposes.  The Notes
                         will be treated as non-recourse obligations of the
                         Issuer and the Issuer will not be characterized as an
                         association (or a publicly traded partnership) taxable
                         as a corporation. Investors are advised to consult
                         their tax advisors and to review the Prospectus and
                         Prospectus Supplement.

ERISA CONSIDERATIONS:    The Notes may be purchased by employee benefit plans
                         that are subject to ERISA. See applicable sections in
                         the Prospectus and Prospectus Supplement.

SMMEA ELIGIBILITY:       The Notes will NOT constitute "mortgage-related
                         securities" for purposes of SMMEA.

PROSPECTUS:              The Notes are being offered pursuant to a Prospectus
                         which includes a Prospectus Supplement (together, the
                         "Prospectus").  Complete information with respect to
                         the Notes and the collateral is contained in the
                         Prospectus.  The material presented herein is qualified
                         in its entirety by the information appearing in the
                         Prospectus. To the extent that the foregoing is
                         inconsistent with the Prospectus, the Prospectus shall
                         govern in all respects. Sales of the Notes may not be
                         consummated unless the purchaser has received the
                         Prospectus.

                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE






POOL LEVEL DETAIL:
----------------------
NUMBER OF LOANS                          6,030
CURRENT BALANCE                   $574,999,066
AVERAGE BALANCE                        $95,356
MINIMUM BALANCE                        $11,098
MAXIMUM BALANCE                       $548,067
WTD AVERAGE COUPON                    10.0864%
ORIGINAL TERM (MOS)                        356
SEASONING (MOS)                              5
COMBINED LOAN-TO-VALUE                  74.64%




The sums and percentages in the following tables may not equal the totals shown due to rounding.


                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE  (CONT.)



AGGREGATE FIELD       DESCRIPTION  COUNT        BALANCE          POOL%

STATE                     AR          10          864,697         0.15
                          AZ          67        5,017,965         0.87
                          CA         663       90,425,868        15.73
                          CO         158       16,909,819         2.94
                          CT         107       10,313,399         1.79
                          DC          21        3,183,638         0.55
                          DE          14        1,273,267         0.22
                          FL         208       17,513,261         3.05
                          GA          96       10,275,408         1.79
                          HI          97       18,866,775         3.28
                          IA          25        1,632,935         0.28
                          ID          89        7,496,561         1.30
                          IL         387       36,205,773         6.30
                          IN         185       11,928,473         2.07
                          KS          12          783,602         0.14
                          KY          31        1,834,151         0.32
                          LA           7          513,451         0.09
                          MA          71        8,341,061         1.45
                          MD         235       27,001,695         4.70
                          ME           6          348,855         0.06
                          MI         898       64,968,264        11.30
                          MN         104        8,604,453         1.50
                          MO         128        7,102,980         1.24
                          MS           2          166,490         0.03
                          MT          22        2,126,455         0.37
                          NC         122       10,277,368         1.79
                          NE          10          542,139         0.09
                          NH           9          887,101         0.15
                          NJ          97       11,937,042         2.08
                          NM         178       14,818,076         2.58
                          NV          17        1,853,188         0.32
                          NY         249       28,895,444         5.03
                          OH         461       33,418,851         5.81
                          OK          16        1,013,048         0.18
                          OR         177       19,027,111         3.31
                          PA         175       14,609,097         2.54
                          RI          41        4,027,708         0.70


                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)


AGGREGATE FIELD    DESCRIPTION     COUNT         BALANCE         POOL%
STATE (CONTINUED)           SC        16       1,651,748          0.29
                            SD         1          24,878          0.00
                            TN        34       2,880,577          0.50
                            TX       119      10,380,864          1.81
                            UT       194      21,262,337          3.70
                            VA        41       5,471,252          0.95
                            WA       203      22,478,106          3.91
                            WI       215      15,031,138          2.61
                            WV        11         752,944          0.13
                            WY         1          59,753          0.01
======================================================================
TOTAL                              6,030    $574,999,065       100.00%



AGGREGATE FIELD    DESCRIPTION     COUNT         BALANCE         POOL%
COMBINED LTV        5+% to 10%         2         199,964          0.03
                   10+% to 15%         2          79,054          0.01
                   15+% to 20%         8         226,550          0.04
                   20+% to 25%        12         521,828          0.09
                   25+% to 30%        23       1,196,768          0.21
                   30+% to 35%        34       1,662,853          0.29
                   35+% to 40%        55       3,258,833          0.57
                   40+% to 45%        93       5,136,775          0.89
                   45+% to 50%       149       8,900,402          1.55
                   50+% to 55%       159      12,102,855          2.10
                   55+% to 60%       317      25,009,458          4.35
                   60+% to 65%       548      44,870,130          7.80
                   65+% to 70%       807      69,057,118         12.01
                   70+% to 75%      1208     124,563,250         21.66
                   75+% to 80%      1492     152,207,136         26.47
                   80+% to 85%       697      76,338,765         13.28
                   85+% to 90%       360      42,362,225          7.37
                   90+% to 95%        38       5,128,218          0.89
                   95+% to100%        26       2,176,881          0.38
======================================================================
TOTAL                              6,030    $574,999,065       100.00%

                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)



AGGREGATE FIELD        DESCRIPTION       COUNT          BALANCE    POOL%
COMBINED LTV            5+% to 10%           2          199,964     0.03
                       10+% to 15%           2           79,054     0.01
                       15+% to 20%           8          226,550     0.04
                       20+% to 25%          12          521,828     0.09
                       25+% to 30%          23        1,196,768     0.21
                       30+% to 35%          34        1,662,853     0.29
                       35+% to 40%          55        3,258,833     0.57
                       40+% to 45%          93        5,136,775     0.89
                       45+% to 50%         149        8,900,402     1.55
                       50+% to 55%         159       12,102,855     2.10
                       55+% to 60%         317       25,009,458     4.35
                       60+% to 65%         548       44,870,130     7.80
                       65+% to 70%         807       69,057,118    12.01
                       70+% to 75%        1208      124,563,250    21.66
                       75+% to 80%        1492      152,207,136    26.47
                       80+% to 85%         697       76,338,765    13.28
                       85+% to 90%         360       42,362,225     7.37
                       90+% to 95%          38        5,128,218     0.89
                       95+% to100%          26        2,176,881     0.38
========================================================================
TOTAL                                    6,030     $574,999,065  100.00%

AGGREGATE FIELD        DESCRIPTION       COUNT          BALANCE    POOL%
COUPON                    5+ -  6%           3          368,440     0.06
                          6+ -  7%          33        4,118,200     0.72
                          7+ -  8%         297       39,284,466     6.83
                          8+ -  9%         843      100,405,790    17.46
                          9+ - 10%       1,620      167,841,155    29.19
                         10+ - 11%       1,492      134,573,901    23.40
                         11+ - 12%         969       76,614,333    13.32
                         12+ - 13%         466       32,895,189     5.72
                         13+ - 14%         212       13,125,356     2.28
                         14+ - 15%          87        5,390,096     0.94
                         15+ - 16%           7          347,351     0.06
                         16+ - 17%           1           34,789     0.01
========================================================================
TOTAL                                    6,030     $574,999,065  100.00%

                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)



AGGREGATE FIELD            DESCRIPTION      COUNT       BALANCE    POOL%
CURRENT BALANCE             0K+ to 25K        193     4,043,328     0.70
                           25K+ to 50K      1,229    47,778,716     8.31
                           50K+ to 75K      1,438    89,847,836    15.63
                          75K+ to 100K      1,119    97,888,573    17.02
                         100K+ to 125K        744    83,348,030    14.50
                         125K+ to 150K        455    62,452,764    10.86
                         150K+ to 175K        288    46,673,381     8.12
                         175K+ to 200K        169    31,724,424     5.52
                         200K+ to 250K        170    37,940,282     6.60
                         250K+ to 300K         98    26,745,874     4.65
                         300K+ to 350K         67    22,011,448     3.83
                         350K+ to 400K         36    13,624,155     2.37
                         400K+ to 450K         14     5,922,889     1.03
                         450K+ to 500K          8     3,911,274     0.68
                         500K+ to 550K          2     1,086,092     0.19
========================================================================
TOTAL                                       6,030  $574,999,065  100.00%


AGGREGATE FIELD            DESCRIPTION      COUNT       BALANCE    POOL%
PROPERTY TYPE               2-4 Family        284    27,604,759     4.80
                            Town House         32     2,134,478     0.37
                        Mfctrd Housing         19     1,217,592     0.21
                          Multi-Family         24     2,202,512     0.38
                                 Condo        122    11,622,204     2.02
                Single Family Attached         29     2,725,584     0.47
                Single Family Detached      5,503   524,737,877    91.26
                                   PUD         17     2,754,061     0.48
========================================================================
TOTAL                                       6,030  $574,999,065  100.00%

                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)



AGGREGATE FIELD          DESCRIPTION      COUNT          BALANCE      POOL%
MONTHS SINCE
ORIGINATION                 0 - 1 Mo        382       30,659,652       5.33
                          2 - 12 Mos      5,398      523,095,610      90.97
                         13 - 24 Mos        207       18,647,670       3.24
                      25 Mos or more         43        2,596,134       0.45
===========================================================================
TOTAL                                     6,030     $574,999,065    100.00%


AGGREGATE FIELD          DESCRIPTION      COUNT          BALANCE      POOL%
REMAINING TERM         Up to 120 Mos         28        2,130,190       0.37
                       121 - 180 Mos        165       10,096,072       1.76
                       181 - 240 Mos         17        1,232,937       0.21
                       241 - 300 Mos          1          118,398       0.02
                       301 - 360 Mos      5,819      561,421,469      97.64
===========================================================================
TOTAL                                     6,030     $574,999,065    100.00%



AGGREGATE FIELD          DESCRIPTION      COUNT          BALANCE      POOL%
OCCUPANCY                    Primary      5,509      536,200,504      93.25
                            Investor        486       35,581,708       6.19
                           Secondary         35        3,216,854       0.56
===========================================================================
TOTAL                                     6,030     $574,999,065    100.00%




AGGREGATE FIELD          DESCRIPTION      COUNT          BALANCE      POOL%
LIEN TYPE                          1      6,019      574,377,922      99.89
                                   2         11          621,144       0.11
===========================================================================
TOTAL                                     6,030     $574,999,065    100.00%


                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)



AGGREGATE FIELD       DESCRIPTION      COUNT            BALANCE       POOL%
LIFE CAP                 6+ -  7%          2            161,897        0.03
                        10+ - 11%          7            611,364        0.11
                        11+ - 12%          8            763,634        0.13
                        12+ - 13%         19          2,476,607        0.43
                        13+ - 14%        148         19,476,342        3.39
                        14+ - 15%        561         68,992,073       12.00
                        15+ - 16%      1,317        141,043,327       24.53
                        16+ - 17%      1,598        156,360,703       27.19
                        17+ - 18%      1,215        100,230,296       17.43
                        18+ - 19%        596         46,757,555        8.13
                        19+ - 20%        283         20,115,374        3.50
                        20+ - 21%        124          8,532,020        1.48
                        21+ - 22%         34          2,116,341        0.37
                        22+ - 23%          7            459,658        0.08
                         Over 50%        111          6,901,877        1.20
===========================================================================
TOTAL                                  6,030       $574,999,065     100.00%



AGGREGATE FIELD       DESCRIPTION      COUNT            BALANCE       POOL%
LIFE FLOOR               2+ -  3%          1            119,869        0.02
                         4+ -  5%          5            619,019        0.11
                         5+ -  6%         49          4,756,418        0.83
                         6+ -  7%        119         12,722,466        2.21
                         7+ -  8%        397         47,549,740        8.27
                         8+ -  9%        880        103,856,750       18.06
                         9+ - 10%      1,569        158,637,502       27.59
                        10+ - 11%      1,462        131,936,762       22.95
                        11+ - 12%        916         70,840,105       12.32
                        12+ - 13%        394         29,355,942        5.11
                        13+ - 14%        156          9,515,871        1.65
                        14+ - 15%         75          4,732,455        0.82
                        15+ - 16%          6            321,377        0.06
                        16+ - 17%          1             34,789        0.01
===========================================================================
TOTAL                                  6,030       $574,999,065     100.00%


                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)


CMT LOANS


AGGREGATE FIELD        DESCRIPTION     COUNT          BALANCE       POOL%
MARGIN                    3+ -  4%        10        1,265,513       0.22%
                          4+ -  5%        20        2,578,213       0.45%
                          5+ -  6%        64        6,048,213       1.05%
                          6+ -  7%       104       11,242,119       1.96%
                          7+ -  8%        65        4,835,436       0.84%
                          8+ -  9%        27        1,869,972       0.33%
                          9+ - 10%         1           87,278       0.02%
                         10+ - 11%         1           47,466       0.01%
=========================================================================
TOTAL                                    292      $27,974,210       4.87%


SIX-MONTH LIBOR LOANS


AGGREGATE FIELD       DESCRIPTION        COUNT           BALANCE       POOL%
MARGIN                   2+ -  3%            4           305,768       0.05%
                         3+ -  4%           48         6,797,419       1.18%
                         4+ -  5%          269        25,000,012       4.35%
                         5+ -  6%        1,261       140,317,780      24.40%
                         6+ -  7%        2,042       202,666,639      35.25%
                         7+ -  8%        1,341       107,991,387      18.78%
                         8+ -  9%          474        37,801,133       6.57%
                         9+ - 10%          212        16,618,957       2.89%
                        10+ - 11%           49         4,814,193       0.84%
                        11+ - 12%           30         3,627,543       0.63%
                        12+ - 13%            4           671,878       0.12%
                        13+ - 14%            4           412,147       0.07%
============================================================================
TOTAL                                    5,738      $547,024,856      95.13%


                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)


CMT LOANS


AGGREGATE FIELD     DESCRIPTION       COUNT         BALANCE         POOL%
RATE RESET              1997/08           1          23,000         0.00%
                        1997/09          23       2,162,364         0.38%
                        1997/10          16       1,149,399         0.20%
                        1997/11          14         699,485         0.12%
                        1997/12          14       1,075,670         0.19%
                        1998/01          12         753,685         0.13%
                        1998/02          11         710,150         0.12%
                        1998/03           4         413,451         0.07%
                        1998/04           7         551,949         0.10%
                        1998/05           5         696,115         0.12%
                        1998/06           7         523,546         0.09%
                        1998/07          17       2,212,590         0.38%
                        1998/08           4         433,126         0.08%
                        1998/09           2         140,747         0.02%
                        1998/12           4         468,561         0.08%
                        1999/01           5         396,990         0.07%
                        1999/02           3         340,356         0.06%
                        1999/03           7         879,904         0.15%
                        1999/04           2         193,673         0.03%
                        1999/05          13       1,266,061         0.22%
                        1999/06          31       3,422,457         0.60%
                        1999/07          40       3,991,524         0.69%
                        1999/08          32       3,842,172         0.67%
                        1999/09          13       1,053,315         0.18%
                        1999/10           2         287,499         0.05%
                        1999/11           1          59,221         0.01%
                        2000/02           2         227,200         0.04%
=========================================================================
TOTAL                                   292     $27,974,210         4.87%


                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)


SIX-MONTH LIBOR LOANS


AGGREGATE FIELD        DESCRIPTION      COUNT           BALANCE       POOL%
RATE RESET                 1997/08         73         6,541,979       1.14%
                           1997/09        458        41,072,036       7.14%
                           1997/10        494        45,259,964       7.87%
                           1997/11        473        42,618,839       7.41%
                           1997/12        341        26,757,447       4.65%
                           1998/01        188        16,015,183       2.79%
                           1998/02        188        17,446,249       3.03%
                           1998/05          1           129,154       0.02%
                           1998/06          1            43,966       0.01%
                           1998/07          2           183,255       0.03%
                           1998/10         10           675,150       0.12%
                           1998/11         13           761,894       0.13%
                           1998/12         41         3,503,801       0.61%
                           1999/01        106        11,676,004       2.03%
                           1999/02        486        52,645,718       9.16%
                           1999/03        553        55,609,849       9.67%
                           1999/04        821        83,915,146      14.59%
                           1999/05        798        78,468,203      13.65%
                           1999/06        331        28,831,977       5.01%
                           1999/07        124        10,350,170       1.80%
                           1999/08          6           509,150       0.09%
                           1999/09          4           432,763       0.08%
                           1999/11          5           365,904       0.06%
                           1999/12          5           345,076       0.06%
                           2000/01         14         1,245,899       0.22%
                           2000/02         32         3,020,951       0.53%
                           2000/03         44         5,119,564       0.89%
                           2000/04         75         8,252,471       1.44%
                           2000/05         48         5,093,187       0.89%
                           2000/08          1            31,281       0.01%
                           2001/12          1            71,884       0.01%
                           2004/11          1            30,742       0.01%
===========================================================================
TOTAL                                   5,738      $547,024,856      95.13%


                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124

                    ---------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
                    ---------------------------------------

BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS



CONSTANT PREPAYMENT RATE
NOTE A (TO MATURITY)           15%      20%      25%      30%      35%       40%
--------------------------------------------------------------------------------
Average Life (years)          5.52     4.13     3.25     2.64     2.20      1.86
Expected Maturity          9/20/23  4/20/19  3/20/15  2/20/12  9/20/09  11/20/07





CONSTANT PREPAYMENT RATE
NOTE A (TO CALL)               15%      20%      25%       30%       35%     40%
--------------------------------------------------------------------------------
Average Life (years)          5.10     3.79     2.97      2.42      2.01    1.71
Expected Maturity         11/20/10  7/20/07  5/20/05  12/20/03  11/20/02 2/20/02
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
                             ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.  The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura")
                             believes to be reliable.  Nomura makes no representation or warranty such information is accurate or complete.  Nothing herein should be considered an
    [NOMURA LOGO]            offer to sell or solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change.  No such information should be viewed as projections, forecasts, predictions or opinions.
                             The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results.  Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments.  Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person.
                             In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers or such securities and/or borrowers and their affiliates.

                             Copyright(c) 1995.  Nomura Securities International, Inc.           Form No. 124
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